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                       U.S. SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549

                              -------------------------

                                       FORM 8-K

                                    CURRENT REPORT



                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)      October 26, 1998
                                                -----------------------------


                                    Citigroup Inc.
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                (Exact name of registrant as specified in its charter)


     Delaware                  1-9924                  52-1568099
     ---------------           -----------             -------------------
     (State or other           (Commission             (IRS Employer
     jurisdiction of           File Number)            Identification No.)
     incorporation)


                 399  Park Avenue,  New York, New York          10043
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              (Address of principal executive offices)     (Zip Code)


                                    (212) 559-1000
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                 (Registrant's telephone number, including area code)


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CITIGROUP INC.
CURRENT REPORT ON FORM 8-K

ITEM 5.  OTHER EVENTS.

     As previously reported, on October 8, 1998, Travelers Group Inc. and Citicorp completed their merger of equals (the "Merger"), pursuant to which Citicorp merged with and into a wholly owned subsidiary (the "Subsidiary") of Travelers Group Inc. The Subsidiary changed its name to Citicorp, and Travelers Group Inc. changed its name to Citigroup Inc. ("Citigroup" or the "Registrant"). In connection with the Merger, Citigroup is filing herewith certain supplemental financial information, including the audited supplemental consolidated financial statements of Citigroup and its subsidiaries as of December 31, 1997 and 1996 and for each of the years in the three-year period ended December 31, 1997, together with the related Management's Discussion and Analysis of Financial Condition and Results of Operations of Citigroup, which are being filed as
Exhibit 99.01 to this Form 8-K and are incorporated herein by reference. Also incorporated herein by reference is the independent auditors' report filed as Exhibit 99.04 herewith.

     The supplemental financial statements give retroactive effect to the Merger, which has been accounted for as a pooling of interests as described in Note 1 to the supplemental consolidated financial statements. Generally accepted accounting principles do not permit giving effect to a consummated business combination accounted for by the pooling of interests method in financial statements that do not include the date of consummation. The supplemental financial statements do not extend through the date of consummation. However, they will become the historical consolidated financial statements of Citigroup after financial statements covering the date of consummation of the Merger are issued.

     The unaudited supplemental condensed consolidated financial statements of Citigroup and its subsidiaries for the three months ended March 31, 1998 and 1997, including the related Management's Discussion and Analysis of Financial Condition and Results of Operations of Citigroup, are being filed as Exhibit
99.02 to this Form 8-K and are incorporated herein by reference.

     The unaudited supplemental condensed consolidated financial statements of Citigroup and its subsidiaries for the three months and six months ended June 30, 1998 and 1997, including the related Management's Discussion and Analysis of Financial Condition and Results of Operations of Citigroup, are being filed as
Exhibit 99.03 to this Form 8-K and are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  EXHIBITS.

Exhibit No.    Description
-----------    -----------

12.01 Supplemental Calculation of Ratio of Income to Fixed Charges and Supplemental Calculation of Ratio of Income to Combined Fixed Charges Including Preferred Stock Dividends for each of the fiscal years in the five-year period ended December 31, 1997


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12.02     Supplemental Calculation of Ratio of Income to Fixed Charges and
          Supplemental Calculation of Ratio of Income to Combined Fixed Charges Including Preferred Stock Dividends for each of the fiscal years in the five-year period ended December 31, 1997 and for the three months ended March 31, 1998 and 1997

12.03 Supplemental Calculation of Ratio of Income to Fixed Charges and Supplemental Calculation of Ratio of Income to Combined Fixed Charges Including Preferred Stock Dividends for each of the fiscal years in the five-year period ended December 31, 1997 and for the six months ended June 30, 1998 and 1997

23.01     Consent of KPMG Peat Marwick LLP

23.02     Consent of Arthur Andersen LLP

27.01     Financial Data Schedule relating to the fiscal year ended
          December 31, 1997

27.02     Financial Data Schedule relating to the fiscal year ended
          December 31, 1996

27.03     Financial Data Schedule relating to the three months ended
          March 31, 1998

27.04     Financial Data Schedule relating to the six months ended June 30, 1998

99.01 Audited supplemental consolidated financial statements of Citigroup and its subsidiaries as of December 31, 1997 and 1996 and for each of the years in the three-year period ended December 31, 1997, together with the related Management's Discussion and Analysis of Financial Condition and Results of Operations

99.02 Unaudited supplemental condensed consolidated financial statements of Citigroup and its subsidiaries for the three months ended March 31, 1998 and 1997, including the related Management's Discussion and Analysis of Financial Condition and Results of Operations


                                          3
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99.03     Unaudited supplemental condensed consolidated financial statements of
          Citigroup and its subsidiaries for the three months and six months ended June 30, 1998 and 1997, including the related Management's Discussion and Analysis of Financial Condition and Results of Operations

99.04     Report of Independent Auditors.

















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                                      SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: October 26, 1998

                                        CITIGROUP INC.



                                        By: /s/ Roger Trupin
                                           -----------------------
                                           Roger Trupin
                                           Controller











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